Exhibit 99.1

Consent of Director Nominee

HeadHunter Group PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of HeadHunter Group PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of HeadHunter Group PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Ion Dagtoglou
Name: Ion Dagtoglou

Consent of Director Nominee

HeadHunter Group PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of HeadHunter Group PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of HeadHunter Group PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Maksim Melnikov
Name: Maksim Melnikov

Consent of Director Nominee

HeadHunter Group PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of HeadHunter Group PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of HeadHunter Group PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Morten Heuing
Name: Morten Heuing

Consent of Director Nominee

HeadHunter Group PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of HeadHunter Group PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of HeadHunter Group PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Oliver Hughes
Name: Oliver Hughes

Consent of Director Nominee

HeadHunter Group PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of HeadHunter Group PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of HeadHunter Group PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Terje Seljeseth
Name: Terje Seljeseth

Consent of Director Nominee

HeadHunter Group PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of HeadHunter Group PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of HeadHunter Group PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Dmitri Krukov
Name: Dmitri Krukov